UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 4, 2003

OYO GEOSPACE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-13601	76-0447780
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12750 South Kirkwood, Suite 200
Stafford, Texas	77477
(Address of Principal Executive Offices)	(Zip Code)

(281) 494-8282

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events And Regulation FD Disclosure.

On November 4, 2003, OYO Geospace Corporation announced that the date of their next annual meeting would be January 8, 2004. The date for submitting any appropriate proposals of holders of common stock for inclusion in the proxy statement and form of proxy relating to that meeting has not been changed from the date set forth in the last definitive proxy statement, which was September 29, 2003. In respect of a matter as to which the company receives notice after such date that is proposed to be brought before the annual meeting of stockholders of the company in 2004, such matter will be considered not properly brought before that meeting, and will be out of order, unless the notice as to such matter meets the requirements of the advance notice provision of the company’s by-laws. That provision requires notice of any matter, including nomination of a director, to be submitted by a stockholder at the annual meeting of stockholders of the company in 2004 to be received by the company no later than December 30, 2003, and to be received by the company no earlier than September 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYO GEOSPACE CORPORATION

Dated: November 4, 2003.	By:	/s/ THOMAS T. MCENTIRE

Thomas T. McEntire
Chief Financial Officer

3